FIRST AMENDMENT TO SECURED CONVERTIBLE PROMISSORY NOTE

FOR VALUE RECEIVED, MOMENTUS INC. (the “Borrower”) and SPACE INFRASTRUCTURES VENTURES, LLC (the “Lender”) hereby enter into this First Amendment to Secured Convertible Promissory Note (this “First Amendment”) and agree to amend that certain Secured Convertible Promissory Note between Borrower and Lender dated October 24, 2024 (the “Original Issuance Date”), (together with all documents, instruments, and agreements entered into and/or delivered in connection therewith, the “Secured Note” or “Agreement”) as follows:

Section 1. The language of Section 1 of the Secured Note is hereby stricken and replaced with the following:
“1. Principal Amount of Note. The principal amount of the loans committed by Lender to be extended pursuant to this Secured Note is $3,000,000 (the “Total Commitment Amount”), which shall be made available to the Borrower in two tranches, subject to the prior satisfaction of all conditions to borrowing in this Secured Note, as follows: (a) $2,000,000 of the Total Commitment Amount within one (1) Business Day (as defined below) of the execution of this Secured Note (the “First Loan”) and (b) $1,000,000 of the Total Commitment Amount on one or more agreed dates between November 27, 2024 and December 1, 2024 (the “Second Loan”, together the “Loans”; each date on which the Borrower borrows a Loan (i.e., receives Loan funds), a “Borrowing Date”). Any amounts repaid may not be re-borrowed.
The Borrower hereby agrees that Lender may reserve out of the Second Loan the amount of the principal and interest due by Borrower to Lender on December 1, 2024, pursuant to Section 3 of the Prior Secured Note as payment for such obligations under the Prior Secured Note, and that only the remaining balance of the Second Loan shall be delivered to the Borrower by wire transfer of immediately available funds.”

Section 2. The language of Section 4 of the Secured Note is hereby stricken and replaced with the following:
“4. Use of Proceeds. The Loans shall be used solely for the following purposes: (a) funding day-to-day working capital needs in the ordinary course of business, consistent with the Borrower’s practices prior to the date hereof; and (b) for general corporate purposes in the ordinary course of business, consistent with the Borrower’s practices prior to the date hereof; provided, however, that Lender may retain an amount of the Second Loan as contemplated by the last sentence of Section 1 of the Secured Note to apply toward and meet Borrower’s obligations under the Prior Secured Note. Without the prior written consent of the Lender, the Borrower shall not use the Loans for any other purposes, including, without limitation, to (i) purchase the assets, outside the ordinary course of business, or equity of any other person or entity, (ii) extend financing to any person or entity, (iii) fund any capital expenditures in excess of $100,000, (iv) repay any debts or obligations existing as of the date hereof other than in the ordinary course of business, and (v) invest in any person, entity or enterprise.”

Section 3. The language of Section 6 of the Secured Note is hereby stricken and replaced with the following:
“6. Voluntary Prepayments. The Borrower shall have the right, upon five (5) days prior written notice the Lender (which notice shall include a waiver by the Borrower of the Ownership Limitation (as defined below), but subject to the shareholder approval requirement in Section 13(g)), to repay all, but not less than all, Obligations outstanding under this Secured Note in full, in cash (subject to clause (b) of this paragraph), at any time prior to the Maturity Date subject to: (a) the Borrower paying the Lender a prepayment fee equal to ten percent (10%) of the outstanding Obligations due under this Secured Note on the date of the payment (the “Prepayment Fee”), or (b) if Lender elects within five (5) days of the Borrower’s notice of its intention to prepay under this provision, conversion of some or all of the outstanding Obligations into Common Stock in accordance with the terms of Section 13 of this Secured Note and the payment of cash in accordance with clause (a) of this paragraph of any balance of the value of the outstanding Obligations remaining after the conversion elected by the Lender. Any prepayments that do not include the Prepayment Fee shall be void.

Section 4. The language in the introductory paragraph of Section 13 and Sections 13(a), 13(f) and 13(h) of the Secured Note are hereby stricken and replaced with the following:

    “Section 13. Conversion. Notwithstanding anything to the contrary in this Secured Note, unless and until shareholder approval of the issuance of Common Stock by the Borrower is obtained by the Borrower, the conversion of Obligations pursuant to this Secured Note shall be limited to the number of shares of Common Stock issuable upon conversion of this Secured Note and any other conversion or exercise of any other securities of the Borrower which would result in (i) the Lender’s beneficial ownership of Common Stock being at or below 19.99% of the Borrower’s outstanding shares on any date of determination (the “NASDAQ Condition”), and (ii) the Lender being in compliance with the CFIUS Condition.”
“(a)    Optional Conversion. Notwithstanding anything to the contrary contained herein, in lieu of Borrower making cash payments of principal and accrued interest due to the Lender pursuant to the terms of this Secured Note, for the Total Commitment Amount, the Lender, in its sole discretion, at any time or from time to time, may elect to convert some or all of the outstanding Obligations into that number of shares of Common Stock at a conversion price equal to the lower of (i) the most recent closing price of the Borrower’s Common Stock as reported on Nasdaq as of the Original Issuance Date or (ii) the five (5) day average closing price of the Borrower’s Common Stock as reported on Nasdaq for the five (5) trading days immediately preceding the Original Issuance Date (such amount, acknowledged by the Parties to equal $0.5292, the “Conversion Price”). The Lender shall provide a written notice to the Borrower of Lender’s election to convert specifying the dollar amount of Obligations to be converted, and upon delivery of such notice to the Borrower the Lender shall be treated for all purposes as the record holder of such shares of Common Stock as of the date of the Lender’s delivery to the Borrower of the applicable notice of election to convert.”
“(f)    The Lender understands that the Common Stock issuable upon conversion of any Obligations has not been, and may not be, registered under the Securities Act or state securities laws by reason of specific exemptions from the registration provisions thereof which depend on, among other things, the bona fide nature of the investment intent and the accuracy of the Lender’s representations as expressed herein. The Lender understands that any unregistered shares of Common Stock are “restricted securities” under U.S. federal and applicable state securities laws and that, pursuant to these laws, the Lender must hold such shares of Common Stock indefinitely unless they are registered with the Securities and Exchange Commission (“SEC”) and registered or qualified by state authorities, or an exemption from such registration and qualification requirements is available. Notwithstanding the foregoing, the Borrower agrees that Borrower will pursue in good faith, and submit to the SEC no later December 10, 2024 a registration statement covering the resale by Lender of the shares of Common Stock and warrant shares that Borrower receives or is entitled to receive under the terms of this Secured Note and the Prior Secured Note and any Class A Common Stock warrants issued to the Lender in connection with the Secured Note or Prior Secured Note. The Borrower shall provide a draft of such registration statement to Lender and its counsel at least five (5) days prior to the date registration statement is intended to be submitted, and use reasonable efforts to incorporate any comments from Lender and its counsel. Notwithstanding anything herein to the contrary, the Borrower shall not effect any conversion of this Secured Note or the Prior Secured Note or exercise any of the warrants, and the Lender shall not be entitled to convert this Secured Note or exercise any of the warrants, prior to effectiveness of such registration statement. Borrower shall pursue such registration on the same basis as the registration being effected for a purchaser of certain Borrower’s securities under the Securities Purchase Agreement dated as of September 15, 2024, between Borrower and a purchaser of certain Borrower’s securities (the “SPA”), and the Lender shall have the same rights and remedies as set forth in any agreement (including those filed with the SEC) with respect to registration entered into between Borrower and a purchaser of certain Borrower’s securities under the SPA, to the same extent as if such agreement and such rights and remedies were fully set forth herein. ”
“(h)    Notwithstanding anything to the contrary herein, the Borrower shall not effect any conversion of this Secured Note or the Prior Secured Note or exercise any of the warrants that Borrower receives or is entitled to receive under the terms of this Secured Note or the Prior Secured Note, and the Lender shall not be entitled to convert this Secured Note or the Prior Secured Note or exercise any of the warrants that Borrower receives or is entitled to receive under the terms of this Secured Note or the Prior Secured Note for a number of shares of Common Stock in excess of that number of shares of common stock which, upon giving effect or immediately prior to such conversion, would cause the aggregate number of shares of Common Stock beneficially owned by the Lender, any of its “affiliates” (as such term is defined in Rule 144 under the Securities Act) (“Affiliate”) and any natural persons or legal entities (each, a “Person”) who are members of a Section 13(d) group with the Lender or its Affiliates to exceed 4.99% (the “Ownership Limitation”) of the total number of issued and outstanding shares of Common Stock of the Borrower following such conversion or exercise. For purposes of this paragraph, beneficial ownership and whether a holder is a member of a Section 13(d) group shall be calculated and determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules promulgated thereunder. Upon the written request of the Lender, the Borrower shall within one (1) trading day confirm in writing or by electronic mail to the holder the number of shares of Common Stock then outstanding. By written notice to the Borrower, the Lender may, from time to time increase or decrease the Ownership Limitation to any other percentage, with agreement of the Borrower in the case of any decrease below 4.99% or increase above 9.99%; provided that any such increase will not be effective until the sixty-first (61st) day after such notice is delivered to the Borrower. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 13(h) to the extent necessary to correct this paragraph or any portion of this paragraph which may be defective or inconsistent with the intended beneficial ownership limitation contained in this Section 13(h) or to make changes or supplements necessary or desirable to properly give effect to such limitation.”

Section 5. The following language is hereby added to Section 14 of the Secured Note as a new subsection 14(h):

    “(h) The Borrower shall fail to:
i)execute and deliver to Lender on or before December 3, 2024, an amendment to the Prior Secured Note substantially in the form attached hereto providing that Lender may convert principal amounts into Momentus common stock pursuant to the conversion provisions thereof, including that (A) prior to satisfaction of the CFIUS Condition conversion is limited to no more than 9.99% of outstanding shares beneficially owned by the Lender, and (B) that should conversion of the Prior Secured Note cause the total number of shares beneficially owned by the Lender to be greater than 19.99% of the total outstanding shares, shareholder approval must be obtained before issuance of those shares as provided in Section 12 of this Secured Note, or
ii)submit, no later December 10, 2024, for SEC review a registration statement on Form S-1 registering the resale of the shares of common stock to be issued upon conversion of the obligations pursuant to this Secured Note or pursuant to the Prior Secured Note, as well as the shares issuable upon exercise of each Warrant to purchase shares of Common Stock issued to Lender pursuant to this Secured Note or the Prior Secured Note (such registration statement, the “Registration Statement").
iii) The Company shall prepare and make all required filings and submissions with the Nasdaq Stock Market LLC in connection with the amendment to the Secured Note, the amendment to the Prior Secured Notes and with respect to the listing of shares of Common Stock covered by the Registration Statements. The Company shall take all actions necessary to list all shares of Common Stock covered by the Registration Statement on the Nasdaq Stock Market LLC, to have legends to removed once the Registration Statement is effective and otherwise enable such shares to be freely tradeable at all times.
There shall be no cure period with respect to the occurrence of an Event of Default under this subsection 14(h).”

Section 6. The language of Section 21(f) of the Secured Note is hereby stricken and replaced with the following:

“(f) For the Second Loan, the Borrower shall have sent a written notice to the Lender setting forth where Lender should wire transfer the balance of the Second Loan funds, after the use of the Second Loan funds to pay Borrower’s December 1, 2024, obligations under the Prior Secured Note.”

Section 7. The Borrower agrees to promptly obtain and deliver to the Lender CUSIP numbers for the Secured Note and the Prior Secured Note.

Section 8. The Borrower covenants and agrees that on or prior to 8:00 A.M. Eastern Time on January 10, 2025 (the “Cleansing Date”), the Borrower shall make one or more public disclosures by means of a (i) Form 8-K or other report with the Securities and Exchange Commission or (ii) a widely-disseminated press release through a newswire service of all material non-public information with respect to the Borrower, any of its subsidiaries or securities (collectively, “MNPI”) provided to the Lender on or prior to the date of this First Amendment. The Borrower hereby acknowledges and agrees that upon completion of the public disclosures contemplated in the prior sentence, which shall be no later than 8:00 A.M. Eastern Time on the Cleansing Date, the Lender (including its affiliates (as defined in Rule 405 of the Securities Act of 1933, as amended (“Rule 405”)), representatives, employees and related persons) shall be deemed to not be in possession of any MNPI (other than any Additional Information as defined below) as of 8:00 A.M. Eastern Time on the Cleansing Date and may rely on the foregoing acknowledgment and covenant of the Borrower in effecting transactions in securities of the Borrower commencing at 8:00 A.M. Eastern Time on the Cleansing Date. As of the date of this First Amendment, Lender (including its affiliates (as defined in Rule 405), representatives, employees and related persons, collectively, “Potential MNPI Recipients”) desires not to receive written or oral reports, notices, documentation or other information (collectively, “Information”) which the Borrower reasonably believes may contain MNPI, and the Borrower shall not provide such Information to the Potential MNPI Recipients. Notwithstanding the foregoing, the Lender may, upon written notice to the Borrower, change its election as to receiving material non-public information (generally or in respect of particular Information or categories thereof) (“Additional Information”), provided, that (a) such election shall not obligate the Borrower to provide any Additional Information to the Lender and (b) the Borrower shall be under no obligation to disclose such Additional Information on the Cleansing Date. The Borrower hereby acknowledges and agrees that the Potential MNPI Recipients are relying on the foregoing acknowledgment and covenant of the Borrower in effecting transactions in securities of the Borrower.

Section 9. The Borrower and Lender hereby confirm that the Secured Note remains in full force and effect as amended herein, and all other terms and conditions of the Secured Note shall remain unchanged.

[Signature Page Follows]

IN WITNESS WHEREOF, this First Amendment to the Secured Note has been executed and delivered by its duly authorized representative as of November 30th, 2024.
BORROWER: MOMENTUS INC.
By: /s/ John Rood
Name: John Rood
Title: CEO

LENDER:
SPACE INFRASTRUCTURES VENTURES, LLC

By: /s/ Jose Alonso
Name: Jose Alonso
Title: CEO